SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                       Date of Report: September 12, 1997
                       (Date of earliest event reported)


                             NATHAN'S FAMOUS, INC.
             (Exact Name of Registrant as Specified in its Charter)





          Delaware                    1-3189              11-3166443
(State of Incorporation)            (Commission        (I.R.S. Employer
                                   File Number)       Identification No.)


1400 Old Country Road, Westbury, New York                     11590
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number including area code           (516) 338-8500




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    (Former name or former address, if changed since last report.)

Item 5.   Other Events

     In September 1997, Registrant executed and delivered an Extension Agreement to the employment agreement between the Registrant and Howard M. Lorber, its Chairman of the Board. Such Extension Agreement extended to July 16, 2001 the term of such employment agreement. In connection with such amendment, the Registrant issued to Mr. Lorber a warrant to purchase 150,000 shares of the Company's common stock, $.01 par value.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

     10.01 Extension Agreement dated as of July 17, 1997, between Nathan's Famous, Inc. and Howard M. Lorber.

     10.02 Warrant to Purchase 150,000 shares of Common Stock issued to Howard M. Lorber dated July 17, 1997.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunder duly authorized.

                                             NATHAN'S FAMOUS, INC.


                                             By:  /s/ Wayne Norbitz
                                                  -----------------------
                                                  Wayne Norbitz
                                                  President

Dated:   September 12, 1997

                                  EXHIBIT INDEX

Exhibit        Description


10.01 Extension Agreement dated as of July 17, 1997, between Nathan's Famous, Inc. and Howard M. Lorber.

10.02 Warrant to Purchase 150,000 shares of Common Stock issued to Howard M. Lorber dated July 17, 1997.